DailyDelta Nasdaq 100® Call Options Strategy ETF Trading Symbol: QUP Listed on The Nasdaq Stock Market, LLC Summary Prospectus September 25, 2026 www.dailydeltaetfs.com/QUP

Before you invest, you may want to review the DailyDelta Nasdaq 100® Call Options Strategy ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated September 24, 2026 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.dailydeltaetfs.com/QUP. You can also get this information at no cost by calling 1-855-833-4222 or by sending an e-mail request to invest@dailydeltaetfs.com.

Investment Objective

The Fund’s primary investment objective is to seek capital appreciation. The Fund’s secondary investment objective is to limit single-day risk.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	1.35%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	1.35%

(1)	The Fund’s investment adviser, Tidal Investments LLC (the “Adviser”) will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.
(2)	Based on estimated amounts for the current fiscal year.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$137	$428

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks long exposure to the daily upside, or increase in value, of the Nasdaq 100 Index (the “NASDAQ-100® Index” or “Index”), which is an index that is designed to track the performance of the top 100 non-financial companies listed on the NASDAQ stock exchange. The Fund also seeks to limit daily downside risk to 10% or less of the Fund’s net asset value (“NAV”). The Fund seeks to achieve this objective by investing in cash-settled exchange traded index options that are designed to track the daily changes in the value of the NASDAQ-100® Index. The Fund intends to invest only in cash-settled options, which means the holder of the option does not receive securities when the option is exercised. Instead, any payments are made in cash. The Fund does not seek to provide one-to-one, or any other fixed multiple of, the daily performance of the Index. The term ‘DailyDelta’ refers to the Fund’s daily establishment of short-dated options exposure and to “delta,” which measures an option’s sensitivity to changes in its underlying reference asset. It does not represent a specific or fixed-multiple performance target.

●	Purchasing Call Options.

To enhance the Fund’s potential returns, the Fund employs a strategy that involves purchasing exchange-traded, cash-settled index call options on the performance of the NASDAQ-100® Index. These call options typically have a short time to expiration, such as one week or less, and in some cases, as little as one trading day. The Fund will purchase call options with a strike price that is close to then-current value of the NASDAQ-100® Index at the time of purchase. See “Additional Information about the Funds” for general information about options contracts.

Under normal market conditions, the Fund expects to invest primarily in options contracts with daily expiry. In that case, on a daily basis, the Fund establishes new call positions and establishes new option loss limits, which is the maximum loss that the Fund can experience from its options positions on that day. That is, each trading day, the Fund spends an amount equal to up to ten percent of its NAV in option premiums to purchase short-term call options. The daily option loss limit is the amount spent on option premiums.

This approach is designed to produce positive performance (that exceeds that of the NASDAQ-100® Index) on days when the NASDAQ-100® Index has positive performance. In contrast, on days when the NASDAQ-100® Index is flat or declines, the Fund may lose up to the full amount of that day’s option premium (up to 10% of the Fund’s NAV each day).

Under unusual or stressed market conditions, such as during periods of unusual volatility, the Fund may invest in options contracts that expire in up to a week. In those circumstances, the Fund will establish new call positions and establish new option loss limits when the Fund’s options contracts expire.

●	U.S. Treasuries.

The Fund will hold the remaining amount of the Fund’s NAV (e.g., approximately 90%) in short-term U.S. Treasury securities. During normal market conditions, the average portfolio effective duration for the Fund’s investments in U.S. Treasury securities is expected to be approximately 6 months.

Key  Risks of the Fund’s Daily Call Options Strategy

Although the Fund holds approximately 90% of its NAV in short-term U.S. Treasury securities, it obtains exposure, as applicable, to the Index through options. For purposes of the Fund’s 80% policy, the options are valued using their delta-adjusted notional amounts, rather than the premiums paid, and qualifying short-term U.S. Treasury securities may be excluded from the calculation as permitted by applicable law. As a result of this structure, investors should understand the following:

•      Extremely high daily premium expenditure: The Fund may spend up to 10% of its NAV on each trading day to purchase options. The Fund incurs this cost whether or not the options ultimately make money.

•      NAV erosion from options expirations: If the options repeatedly expire worthless, the Fund will repeatedly lose the premiums it paid. These daily losses can compound and significantly reduce the Fund’s NAV over time.

•      Dependency on volatility and option prices: The cost and performance of the Fund’s options depend heavily on market volatility and option prices, which can change quickly and unpredictably.

•      Non-diversification amplifies index concentration risk: The Fund’s performance depends heavily on a single index or asset. An adverse move in that index or asset may therefore affect the Fund more significantly than a fund with exposure to many different investments.

•      Daily reset magnifies path dependency and volatility drag: Because the Fund establishes new options exposure each day, its longer-term return depends on the sequence of daily gains and losses. As a result, the Fund’s return over periods longer than one day may differ significantly from what an investor might expect based on the performance of the underlying index or asset.

Fund Attributes

The Fund is classified as “non-diversified” under the 1940 Act.

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus borrowings for investment purposes, in financial instruments and economic interests that provide exposure to the value of the NASDAQ-100® Index. For purposes of compliance with this investment policy, derivative contracts will be valued at their delta-adjusted notional value. The foregoing policy may be changed without shareholder approval upon 60 days’ written notice to shareholders.

An investment in the Fund is not an investment in the NASDAQ-100® Index, nor is the Fund an investment in a traditional passively managed index fund.

●	The Fund’s strategy is designed to produce positive performance that exceeds the appreciation of the NASDAQ-100® Index on days when the NASDAQ-100® Index has increased in value. Because the Fund spends up to 10% of its NAV each trading day on options premium, the Fund’s options strategy will produce positive performance on a given day only to the extent that the cash received from settlement of that day’s options positions exceeds the cost of that day’s options premium (i.e., up to 10% of the Fund’s NAV).

●	The Fund’s options strategy is subject to potential losses, limited to the amount of that day’s option premium, if the NASDAQ-100® Index decreases in value, does not change in value, or if the returns based on the appreciation of the NASDAQ-100® Index do not exceed the value of the options premium. The Fund may also experience losses if its investments in Treasury securities decline in value.

●	The Fund does not invest directly in the NASDAQ-100® Index.

●	The Fund does not invest directly in companies that comprise the NASDAQ-100® Index.

●	Fund shareholders are not entitled to any dividends paid by any companies that comprise the NASDAQ-100® Index.

See “Additional Information about the Funds” for additional information regarding the NASDAQ-100® Index.

The Fund’s Use of NASDAQ-100® Index Option Contracts

As part of the Fund’s strategy, the Fund will purchase exchange-traded call option contracts that are based on the value of the NASDAQ-100® Index (or on passively managed ETFs that seek to track the NASDAQ-100® Index’s performance). The Fund intends to invest only in cash-settled options, which means the holder of the option does not receive securities when the option is exercised. Instead, any payments are made in cash. Under normal market conditions, each day, the Fund will invest in options to seek exposure to the NASDAQ-100® Index in excess of the Fund’s net assets. If the value of the NASDAQ-100® Index increases, the Fund will exercise that day’s option contract and have the right to receive an amount of cash equal to the difference between the settlement price of the NASDAQ-100® Index on the expiration date of the applicable option contract and the stated strike price. Because of the Fund’s exposure to the NASDAQ-100® Index, the Fund will receive returns equal to a multiple of the appreciation of the value of the NASDAQ-100® Index in excess of the stated strike price minus the premium paid for the options. The multiple that the Fund will achieve will vary based on the exposure to the NASDAQ-100® Index that the Fund is able to achieve by paying the option premium noted above. The Fund’s gains on a particular day will be equal to the amount of cash received upon settlement of the day’s options contracts minus the amount of the option premium. The level of exposure that the Fund is able to achieve with a given premium depends on such factors as the price of the NASDAQ-100® Index and its volatility, and the time remaining until the expiration date of the option contracts. Where the NASDAQ-100® Index price settles at expiration at or below the strike price, and the Fund does not sell the options before their expiration, the Fund’s call options will expire worthless and the Fund will lose that day’s option premium.

Investors should not expect the Fund’s cumulative performance over time to track, in a simple or predictable manner a 1x long or inverse exposure to the NASDAQ-100® Index. Because the Fund purchases new call options each trading day and incurs a new premium cost, its cumulative performance may differ significantly from a simple long investment in the NASDAQ-100® Index. The Fund may lose value even on a day when the Index rises if the increase is not sufficient to offset the premium paid and Fund expenses. During periods when the Index declines, remains flat, or does not rise sufficiently, the Fund’s call options may repeatedly expire worthless or fail to recover the premiums paid, resulting in rapid and compounded erosion of the Fund’s NAV.

Fund’s Return Profile vs the NASDAQ-100® Index

For the reasons stated above, the Fund’s performance will differ from that of the NASDAQ-100® Index. The performance differences will depend on, among other things, the value of the NASDAQ-100® Index, changes in the price of the NASDAQ-100® Index’s options contracts the Fund has purchased, and changes in the value of the U.S. Treasuries.

Fund Portfolio

The Fund’s principal holdings are described below:

DailyDelta Nasdaq 100® Call Options Strategy ETF – Principal Holdings
Portfolio Holdings (All options are based on the value of the NASDAQ-100® Index)	Investment Terms	Expected Target Maturity
Purchased call option contracts

The Fund will purchase call options with a strike price that is close to then-current value of the NASDAQ-100® Index at the time of purchase.

If, at the expiration of the option, the value of the NASDAQ-100® Index is above the strike price, the option will have value. The Fund will realize positive returns on the option to the extent that such value exceeds the option premium paid by the Fund.

If, at the expiration of the option, the value of the NASDAQ-100® Index has decreased or remained at the strike price, the option may expire worthless and the Fund may lose the entirety of its option premium.

One-day to one-week expiration dates
U.S. Treasury Securities and Cash	Multiple series of U.S. Treasury Bills supported by the full faith and credit of the U.S. government. They will generate income.	6-month to 2-year maturities

The market value of the cash and treasuries held by the Fund is expected to be approximately 90% of the Fund’s net assets.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

None of the Fund, the Tidal Trust IV (the “Trust”), Tidal Investments LLC (“Tidal” or the “Adviser”), Kelly Strategic Management, LLC (the “Sub-Adviser”), or their respective affiliates makes any representation to you as to the performance of the NASDAQ-100® Index.

THE FUND, TRUST, ADVISER, AND SUB-ADVISER ARE NOT AFFILIATED WITH, NOR ENDORSED BY, THE NASDAQ-100® INDEX.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Referenced Index Risk. The Fund invests in options contracts that are based on the value of the NASDAQ-100® Index (or on ETFs that track the NASDAQ-100® Index’s performance). This subjects the Fund to certain of the same risks as if it owned shares of companies that comprised the NASDAQ-100® Index or an ETF that tracks the NASDAQ-100® Index, even though it does not. By virtue of the Fund’s investments in options contracts that are based on the value of the NASDAQ-100® Index, the Fund may also be subject to the following risks:

Indirect Investment Risk. The NASDAQ-100® Index is not affiliated with the Trust, the Fund, the Adviser, the Sub-Adviser, or their respective affiliates and is not involved with this offering in any way. Investors in the Fund will not have the right to receive dividends or other distributions or any other rights with respect to the companies that comprise the NASDAQ-100® Index but will be subject to declines in the performance of the NASDAQ-100® Index.

Index Trading Risk. The trading price of the NASDAQ-100® Index may be highly volatile and could continue to be subject to wide fluctuations in response to various factors. The stock market in general has experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of companies.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the Index and the derivative, which may prevent the Fund from achieving its investment objective. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility of the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund in particular, the value of the options contracts in which it invests are substantially influenced by the value of the Index. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. Additionally, purchasing an option subjects the buyer to the risk that the benefit received from exercising the option, if any, will not exceed the premium paid to purchase the option. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of the option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain exposure to the Index through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses. Because the Fund may spend up to 10% of its NAV on a trading day to purchase options, and because options that expire worthless provide no recovery of the premium paid, repeated net losses on the Fund’s options positions can compound over time and result in significant and, at times, rapid erosion of the Fund’s NAV, even though the Fund’s loss on its purchased options on any single day is limited to the premium paid, particularly during extended periods in which the Index does not move sufficiently in the direction favorable to the Fund’s strategy.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Fund will invest in exchange traded options which are guaranteed for settlement by the Options Clearing Corporation (“OCC”). As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

Leverage Risk. The options purchased by the Fund may provide investment exposure to the applicable reference asset in excess of the Fund’s net assets and therefore may have the economic effect of leverage. As a result, a relatively small movement in the value of the reference asset may cause a disproportionately large movement in the value of the Fund’s options and may increase the volatility of the Fund’s NAV. The Fund may lose the entire premium paid for a purchased option, but its loss on the option will not exceed that premium. Because the Fund establishes new options positions and pays new premiums on a recurring basis, however, losses on purchased options may compound over time and result in a significant or rapid decline in the Fund’s NAV.

NAV Erosion Risk Due to Options Expirations. When the Fund invests in options, there is a risk that they may expire worthless. A repeated occurrence of the Fund’s options expiring worthless may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Options Loss Compounding Risk. The Fund may pay up to 10% of its NAV in options premiums on each trading day and may lose the entire amount of those premiums if the options expire worthless or otherwise fail to generate proceeds sufficient to recover their cost. The Fund’s limit on losses from purchased options applies separately to each trading day, based on the Fund’s then-current NAV, and does not limit cumulative losses over multiple days. Thus, the Fund may incur a new loss of up to 10% of its NAV after having incurred options losses on prior trading days. Repeated premium losses will reduce the Fund’s NAV, and subsequent losses may compound against the Fund’s already-reduced NAV. Consequently, a series of options losses may cause significant and rapid NAV erosion, and the Fund may lose substantially more than its daily options-premium loss limit—and potentially all or substantially all of its value—over time. The 10% daily limit should not be understood as limiting the Fund’s losses over any period longer than one trading day. The Fund’s longer-term performance depends heavily on the sequence of daily results. Accordingly, repeated options losses may significantly reduce the Fund’s NAV even if its underlying index or reference asset experiences little or no net change, or moves in a direction favorable to the Fund’s strategy, over the same period. The Fund’s daily options-premium loss limit does not protect shareholders against these cumulative effects.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy will generally require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single index, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with inverse of the Index. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

NAV Decline Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may result in a decline in the Fund’s NAV and trading price over time. As a result, an investor may suffer losses to their investment.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it timely distributes to Shareholders, provided that it satisfies certain source-of-income, diversification and distribution requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to U.S. federal income tax imposed at corporate rates, and a shareholder may be required to include in its income the amount of any distribution received from the Fund. To comply with the asset diversification requirements applicable to a RIC, the Fund will attempt to ensure that the value of its investments, including options, in a single issuer is never more than 25% of the total value of Fund assets at the close of any quarter. If the value of the Fund’s investments in a single issuer were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.dailydeltaetfs.com.

Management

Investment Adviser: Tidal Investments LLC (the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser: Kelly Strategic Management, LLC (d/b/a Kelly Intelligence) (the “Sub-Adviser”) serves as investment sub-adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Kevin R. Kelly, Chief Executive Officer of the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Gerry J. O’Donnell, Director of Capital Markets and Portfolio Manager of the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Matthew Brandt, Portfolio Manager for the Adviser, has served as a portfolio manager of the Fund since its inception in 2026.

Scott Snyder, Portfolio Manager for the Adviser, has served as a portfolio manager of the Fund since its inception in 2026.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.dailydeltaetfs.com.

Tax Information

Fund distributions generally are classified as ordinary income, qualified dividend income, or capital gains (or a combination), and includable in a shareholder’s income for U.S. federal income tax purposes, unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.